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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of earliest event reported): November 16, 1998


                                  CHATTEM, INC.
             (Exact name of registrant as specified in its charter)


  Tennessee                    0-5905                 62-0156300
(State of             (Commission File No.)                 (IRS Employer
incorporation)                                              Identification No.)


               1715West 38th Street, Chattanooga, Tennessee 37409
               (Address of principal executive offices, including
                                    zip code)


                                 (423) 821-4571
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.

On November 16, 1998, Chattem, Inc. (the "Company") announced in a press release that it entered into a definitive agreement with Thompson Medical Company, Inc. ("Thompson"), a privately-held New York corporation, to acquire the DEXATRIM, SPORTSCREME, ASPERCREME, CAPZASIN-P, CAPZASIN-HP and ARTHRITIS HOT brands from Thompson for $95,000,000. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits

                  (c)      Exhibits

                           99.1     Press Release dated November 16, 1998.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 18, 1998                  CHATTEM, INC.

                                   By: /s/ A. Alexander Taylor II
                                      -------------------------------
                                       A. Alexander Taylor II
                                          President and Chief Operating Officer



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